Exhibit 99.1

0 Investor Presentation June 27, 2019

CAUTION ABOUT FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amen ded (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our forward - looking statements include, but are not limited to, statements regarding our or our ma nagement team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the parties, perspectives and expectations, are for ward - looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - lookin g statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar ex pre ssions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. Forward - looking statements in this presentation may include, for example, statements ab out: our expectations around the performance of the business; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; o ur officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business; our public securities’ potential liquidity and trading; the lack of a market for our securitie s. The forward - looking statements contained in this presentation based on our current expectations and beliefs concerning future de velopments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. Thes e f orward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those e xpr essed or implied by these forward - looking statements. These risks include, but are not limited to: (1) our inability to secure a sufficient supply of paper to meet our production requirements; (2) the impact of t he price of kraft paper on our results of operations; (3) our reliance on third party suppliers; (4) the high degree of competition in the markets in which we operate; (5) consumer sensitivity to increases in the prices of our pr oducts; (6) changes in consumer preferences with respect to paper products generally; (7) continued consolidation in the markets in which we operate; (8) the loss of significant end - users of our products or a large group of such end - users; (9) our failure develop new products that meet our sales or margin expectations; (10) our future operating results fluctuating, failing to match performance or to meet expectations; (11) o ur ability to fulfill our public company obligations; and (12) other risks and uncertainties indicated from time to time in filings made with the SEC. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from th e forward - looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any st ate ment regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. USE OF NON - GAAP FINANCIAL MEASURES This investor presentation includes non - GAAP financial measures for Rack Holdings Inc., including EBITDA, adjusted EBITDA, pro f orma adjusted EBITDA, adjusted EBITDA margin, free cash flow and free cash flow conversion, adjusted net sales, net sales, and gross profit on a constant currency basis. Management believes presentation of th ese non - GAAP measures is useful because they allow management to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers with out regard to financing methods or capital structure. Management does not consider these non - GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The comput ations of EBITDA, adjusted EBITDA and free cash flow may not be comparable to other similarly titled measures of other companies. These non - GAAP financial measures should not be considered as alternatives t o, or more meaningful than, measures of financial performance as determined in accordance with GAAP or as indicators of operating performance. Ranpak is not in a position to reasonably estimate the expected GAAP net income (loss) for fiscal year 2019. However, it expects to ge nerate a GAAP net loss for such period. PRESENTATION OF PEER COMPANY INFORMATION Certain financial information, including non - GAAP financial measures, of companies within our industry that we consider within o ur peer group are presented herein. Note that the financial information of such companies presented herein has been obtained and calculated based on publicly available information accurate. With respect to an y non - GAAP metrics, including EBITDA and Adjusted EBITDA, due to varying methods of calculation, such non - GAAP metrics may not be comparable to the corresponding financial measures or similarly titled financial measures of such other companies. You should not consider such non - GAAP measures presented herein as an alternative to financial measures determined in accordance with GAAP and presented by su ch companies. FINANCIAL STATEMENTS OF RACK HOLDINGS INC. The financial statement data of Rack Holdings Inc. for fiscal year 2015 included herein have been derived from the financial sta tements of Rack Holdings that were prepared in accordance with US GAAP. However, such financial statements have not been audited in accordance with the US PCAOB auditing standards applicable to public compa nie s and are not included in the Registration Statement on Form S - 4, as amended, filed by One Madison with the SEC in connection with the business combination. Accordingly, such financial data may not be di rec tly comparable to the audited financial data of Rack Holdings Inc. for fiscal years 2016, 2017 and 2018 presented herein, which have been audited in accordance with the US PCAOB auditing standards applicable t o p ublic companies. USE OF ESTIMATES AND PROJECTIONS This presentation includes financial estimates and projections, including with respect to Ranpak Holdings Corp.’s (the “Company’s”) estimated sales, net income, EBITDA, adjusted EBITDA, adjusted EBITDA margin, free cash flow and free cash flow conversion for future periods. These are forward looking statements. Neither Rack Holdings’ in dependent auditors, nor the independent registered public accounting firm of the Company, have audited, reviewed, compiled, or performed any procedures with respect to the estimates and projections for the pur pose of their inclusion in this investor presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this investor presentati on. You should not place undue reliance on these estimates and projections as they may not necessarily be indicative of future results. The assumptions underlying estimated and projected financial information are in herently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospect ive financial information. Accordingly, there can be no assurance that the estimated and projected results are indicative of the future performance of the Company or that actual results will not differ materially f rom those estimated or projected results presented. Inclusion of the estimated and projected financial information in this presentation should not be regarded as a representation by any person that the results containe d i n the estimated and projected financial information will be achieved. 1 Disclaimer

2 Table of contents Introduction Ranpak Business Overview Industry Overview Financial Overview 5 3 2 1 Appendix Growth Opportunities 4

3 Introduction

4 Snapshot of Ranpak Industry leader offering full suite of environmentally sustainable, systems - based packaging solutions for e - Commerce and industrial supply chains Installed base of over 98,000 machines using Ranpak consumables exclusively Global business with strong presence in U.S. and Europe Diversified and growing end markets including 1/3 of sales from e - Commerce Asset - light distribution model primarily through long - term exclusive partnerships with top tier distributors Long history of systems innovation supported by comprehensive patent portfolio Unique, highly effective razor / razor blade model in which customers rely exclusively on Ranpak consumables

5 Attractive Business Model with Strong Tailwinds  $7bn (1) addressable global market with growth driven by e - Commerce  Significant growth potential , particularly in wrapping, thermal and APAC  Ranpak can serve as a platform for additional industry - leading eco - friendly solutions (developed organically and through acquisitions) (1) Addressable market size and growth estimates based on management estimates and Freedonia Global Protective Packaging Market s tud y. Growth estimate is for period from 2016 - 2021 (2) System based portion of the paper market per management estimates. (3) Sales CAGR 2002 - 2019E (see page 10) (4) Adjusted EBITDA is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, the most directly comparable US GAAP measure  Environmental sustainability gaining strong momentum by companies and consumers globally  Fiber is a superior substrate vs plastics but has only an estimated 15% share in relevant markets (1)  As a dominant pure - play fiber - based provider ( estimated 50%+ share in North American and European markets (2) ), Ranpak is well positioned to benefit from fiber share gain  Razor / razorblade business model and existing installed base driving recurring sales, high margins, and predictable FCF  Resilient during past economic recessions  Exclusive arrangements with 240 top tier distributors supporting lasting customer relationships  Track record of sector - leading long - term revenue growth (~7.5%) (3) , high Adj. EBITDA margin (4) (~30%) and robust FCF generation  High return on investment with ~15 month payback on machine investment Large market opportunity Environmentally sustainable growth Unique and attractive business model Biodegradable Recyclable Recycled content Protective Packaging Industry CAGR (2016 – 2021E): MSD % (1) Only publicly traded pure - play provider of environmentally friendly product protection solutions $7 bn Addressable market 32% 2018A Adj. EBITDA margin (4)

The new Ranpak team Board of Directors 6 Ranpak Senior Leadership Team Collective experience Collective experience Omar Asali Executive Chairman of Ranpak Chairman & CEO of One Madison Corp. - Former Chairman & CEO, HRG Group Robert King Director of One Madison Corp., Gehl Foods (Chairman), Fresh Pet, and Arctic Glacier - Former President, PepsiCo Bottling North America Tom Corley Director of One Madison Corp. Chief Retail Officer & President of US Markets, Catalina - Former EVP & President of Sales, Kraft - Former COO, Acosta Michael Gliedman Managing Director, Blue Strat Advisors - Former CIO, National Basketball Ass’n - Former SVP, Viacom Eric Laurensse Managing Director Europe 9 years Michael Jones Director of One Madison Corp. - Former Chief Customer Officer, Lowe’s - Former EVP Americas, Husqvarna - Former General Manager, GE Appliances Bert Cals Director of Business Development, Europe 15 years Larry Thomas Managing Director Americas 1 Year Mark Borseth President & CEO 4 Years Michele Smolin VP – General Counsel <1 Year Jean - Yves Sia Managing Director e3neo 2 Years Antonio Grassotti Managing Director APAC 2 Years William Drew Head of Business Development <1 Year Bharani Bobba Head of Growth Strategies <1 Year Salil Seshadri Chief Investment Officer JS Capital Management, LLC - Former member of Investment Team at Soros Fund Management - Former VP, Goldman Sachs Alicia Tranen Founder and General Partner, Boulevard Capital Management - Former Senior Analyst, Cantillon Capital - Former Principal, RRE Ventures Steve Kovach - Former President and Chief Executive Officer of Ranpak Corp - Former CFO, Ranpak Corp Bret Haldin VP Global Marketing & Product Development 1 year Joshua Gunn Global Director of e - Commerce < 1 year Trent Meyerhoefer SVP & CFO <1 Year

7 Ranpak Business Overview

8 Attractive and diverse business fundamentals  Compelling financial attributes – high growth and high margins  Market leader in sustainable systems  Full suite of solutions for global commerce  Innovative IP protected systems and technology  Razor / razorblade model drives high retention rates with longstanding customers and favorable economics  Asset - light distribution model through exclusive relationships with top tier distributors  Diversified and growing end markets with customers in 50 countries  Experienced and proven management team  Headquartered in Cleveland, OH with more than 550 employees globally Note: Based on audited 2018 financial statements of Rack Holdings Inc. included in the Registration Statement on Form S - 4, as am ended, filed by One Madison with the SEC on April 23, 2019. (1) North America includes Mexico; Europe includes Western Europe, Central & Eastern Europe, Brazil and e3neo. (2) Other includes Consumer Products, Technical Instruments, Business Services, Chemical/Plastic/Paint/Metal, Printing & Publish ing and Other. 2018A sales breakdown Business overview By region (1) By category Distribution vs. direct By end markets (2) Additional e - Commerce Exposure in Other End Markets Cushioning 45% Void - fill 44% Wrapping 7% Automation 4% North America 49% Europe 46% Asia 5% e - Commerce 35% Auto Aftermarket 10% IT / Electronics 8% Machinery 7% Home Goods 6% Industrial 5% Warehousing / Transportation Services 5% Healthcare 5% Other 19% Distributor 85% Direct 15%

9 Fast growing, high return and resilient worldwide leader in sustainable systems - based packaging solutions Compelling financial attributes – high growth and high margins (1) Adjusted EBITDA is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, the most directly comparable US GAAP measure (2) Free cash flow conversion (FCF Conversion) is a non - GAAP measure. FCF Conversion defined as Adj. EBITDA - Maintenance Capex / Ad j. EBITDA >31,000 Broad Customer Base 15 Months Average Payback Period on Machine Investment 84% 2018 FCF Conversion (2) 32% 2018 Adj. EBITDA Margin (1) >30% e - Commerce Exposure Sales Growth Industry Leading EBITDA Margin High Cash Flow Conversion Attractive Unit Economics Resilience Diverse End Users e - Commerce Growth Engine Stable Adj. EBITDA 2008A – 2009A 7% 2015A – 2018A CAGR

24 24 27 31 36 45 50 52 54 57 60 64 70 76 82 91 97 104 02A 03A 04A 05A 06A 07A 08A 09A 10A 11A 12A 13A 14A 15A 16A 17A 18A 19E 10 Strong growth driven by machine placement $85 $89 $100 $112 $128 $149 $158 $144 $156 $176 $176 $188 $216 $218 $233 $246 $264 $289 02A 03A 04A 05A 06A 07A 08A 09A 10A 11A 12A 13A 14A 15A 16A 17A 18A 19E Note: Based on unaudited sales prior to 2015 (1) 2015 to 2017 sales figures are pro forma for the e3neo acquisition. Adjusted net sales is a non - GAAP measure, consisting of net sales presented on a constant currency basis for the periods presented and excluding the impact of certain additional specified items. Based on constant currency at € / $ 1.15. Refer to the Appendix to this presentation for a description of the basis of presentation and a reconciliation of Adjusted net sales to net sales for the years 2015 - 2018, the most directly comparable US GAAP measure. ($ in millions, unless otherwise noted) Adj. Net Sales (1) # of Machines (YE in 000s)

11 Global infrastructure to support growth Concord Township, OH (1997) Machine Assembly x Paper Conversion x Shanghai , China (2014) Sales Office Tokyo, Japan (2012) Sales Office Heerlen, Netherlands (1991) Machine Assembly x Paper Conversion x e3neo Assembly x Reno , NV (2002) Paper Conversion x Kansas City, MO (2007) Paper Conversion x Raleigh, NC (2014) Machine Assembly x Paper Conversion x Singapore (2010) Sales Office Asia Regiona l HQ Each manufacturing facility is equipped to convert paper into rolls and fan - fold products Adequate capacity for expansion in existing footprint without significant capital expenditures Nyrany, Czech Republic (2007) Machine Assembly x Paper Conversion x Paris, France (2017) e3neo Sales Office Dijon, France (2017) e3neo Sales and Administrative Office Manufacturing / Assembly Location Sales Office Only Ranpak sales source

12 Full suite of solutions for global commerce Wrapping (7% of sales) Cushioning (45% of sales) e3neo (4% of sales) Void - Fill (44% of sales)  Focused on filling empty space in secondary packages  System converts paper to fill empty spaces in a package and limit object movement  2018A Sales: $118mm  Installed base: 57,186 units  Focused on protection of fragile objects from shocks and vibrations through cushioning  Systems convert paper into cushioning pads by crimping the paper to trap air between the layers  2018A Sales: $120mm  Installed base: 31,399 units  Focused on designing, manufacturing, and selling automated box sizing equipment for high - volume applications  System minimizes use of in - the - box packaging and automates end of line operation  2018A Sales: $10mm  Focused on securely wrapping fragile items  System creates paper mesh to properly protect items  2018A Sales: $19mm  Installed base: 8,883 units Void Fill Automation Wrapping Cushioning Note: Sales and installed base figures based on audited 2018 financial statements of Rack Holdings Inc. included in the Registra tion Statement on Form S - 4, as amended, filed by One Madison with the SEC on April 23, 2019

Cushioning 45% Void - fill 44% Wrapping 7% Automation 4% Void Fill 8% Cushioning 92% 13 Continuous innovation leading to high - quality, patent - protected systems WrapPak PS WrapPak FS Geami HV Wrapping Geami Exbox Consistent new product innovation and geographic expansion have fueled growth 2003 2018 (1) Financial results and product line breakdown based on audited 2018 financial statements of Rack Holdings Inc. included in th e Registration Statement on Form S - 4, as amended, filed by One Madison with the SEC on April 23, 2019 $89mm $268mm PadPak AJR PadPak SR PadPak JR Cushioning PadPak LC Plus FillPak TTC FillPak SL FillPak TT Void - Fill FillPak M Primarily US Evolved to global business with ~46% of sales in Europe in 2018 (1)

% of market ~40% ~5% ~5% ~10% ~2% % of Ranpak sales (1) ~35% ~10% ~8% ~7% ~6% Est growth rate Low to mid teens GDP plus B2C B2B 14 Diversified and growing end - markets Source: Freedonia and US Census. (1) Based on 2018 financial statements of Rack Holdings Inc. included in the Registration Statement on Form S - 4, as amended, fil ed by One Madison with the SEC on April 23, 2019 Underlying Market e - Commerce Automotive auto aftermarket IT / electronics Machinery Home goods  Integrated packaging solutions, depending on layout of distribution centers  Low handling time and cost  Strong protective qualities, as parts are often heavy, have sharp edges, and a high unit price  Integrated packaging solution to fit industrial processes  Low need for protective properties, as goods are often pre - packaged  Cushioning material with modern image  Delicate parts require strong protective properties  Void - fill and wrapping solutions which conform to complex shapes  Provide some degree of cushioning Requirements Representative customers Examples  Shoes shipped via online retailer  Individual car part shipped from manufacturer to repair shop  Phone part shipped between manufacturing locations  Machine parts shipped to another company division  Assembled chair shipped to retail store Example use case

15 Why customers choose Ranpak #1 #2  No capital outlay required for end users to improve efficiency of their business  High speed and reduced handling results in higher productivity Cost Effective Highly protective Systems placed at no cost to end user #3 Throughput and speed  Paper is faster than air bags  Paper produced on demand and at the point of operation reducing handling Box throughput Handling #5  Total cost of ownership is lower  Superior protection offered reduces damages  More flexible in application and can be used for cushioning, void fill and wrapping  Paper fits into all voids, while air bags can only fill large voids due to their fixed shape  Air bags subject to puncture and deflation while paper maintains its integrity Efficacy – flexibility and reduced breakage  The recycling rate for paper is ~70% vs. ~5% for plastic packaging in the US and Europe (2)  Ranpak paper comes from SFI (3) or FSC (4) certified sources and is the only truly renewable packaging resource Recycle Renew Re - use Reduce (1) CEPI sustainability research 2011. (2) European Paper Recycling Council; American Forest & Paper Association. (3) Sustainable Forestry Initiative. (4) Forest Stewardship Council. Sustainability 9 out of 10 people prefer paper (1) Paper is the preferred option #4  Quality of systems (reliability and durability) gives end users confidence in their packaging solution  Excellent customer service and responsive account representatives Reliability of machines and service

 Customers exclusively use Ranpak’s consumables  High customer satisfaction due to reliability and high quality  Reliable provider of fulfillment service 16 Razor / razorblade model supports long - term relationships and favorable economics  Machines provided at low cost to distributors with bulk of revenue generated from sales of high margin consumables  Attractive unit economics  Asset - light model  Low working capital requirements enable a high free cash flow generation model  Flexibility to reach thousands of end - users with a lean salesforce Recurring sales Efficient economic model  Global installed base of more than 98,000 systems  End - users are contractually committed to buy Ranpak’s high margin and specialized consumables – customers rely on Ranpak‘s unique specifications, characteristics and surety of supply  Ranpak owns all of the machines and can reuse / refurbish them to extend their useful lives 26,000+ End Users 230+ Distributors End users 230+ Distributors Systems and consumables sold direct and through exclusive distributors Recurring sales

E - Commerce Auto OE & aftermarket IT / electronics Machinery Home goods Sales breakdown by relationship length (1) Number of distributor - serviced accounts by size (1) 17 Exclusive distribution network enables sales reach to thousands of small, fragmented end - users while maintaining an asset - light capital base and lean salesforce Asset - light distribution model through long - term exclusive partnerships with top tier distributors  Sells value - added consumables to end - users through an established network of more than 240 exclusive distributors worldwide  Fragmented end - user base in diverse markets with small average account size  pricing power and competitive barriers  Why distributors win: − Partner with leading paper system solution provider to facilitate sales − Exceptional value proposition for end users: total cost, speed, quality − Optimum installation via Ranpak engineers and access to ongoing innovation − Extensive ongoing training and marketing resources to distributors to ensure high service levels Long - standing customer partnerships Exclusive distributors > $75k 3% $35k - $75k 3% $10k - $35k 14% $2.5k - $10k 44% < $2.5k 36% < 5 Years 12% 5 - 10 Years 7% 10 - 15 Years 8% > 15 Years 73% Average account size approximately $8,500 Select end - users by sector (1) Estimated based on unaudited 2017 financial information of Rack Holdings Inc. 80% under $10k Low turnover with many relationships over 20 years

18 Industry Overview

+ Other additional regional players 50% + 19 Market leader in sustainable, system - based solutions for e - Commerce and industrial supply chains Source: Management Estimates, Freedonia . (1) Represents estimates for the North America and Europe systems based segment of protective packaging. Paper “in - the - box” packaging (1) Global protective packaging #1 player in fiber - based protective packaging systems Bubble 35% Foam 33% Airbags 17% Paper 15%  $7 billion global market  Paper to gain share from less environmentally friendly substrates  Systems based to gain share from manual

“In - the - box” protective packaging formats “In-the-box” protective packaging application Void-fill Wrapping Cushioning and blocking & bracing Foam-in-place Engineered foam Non-random Random and non-random Paper-based Insulated shipping containers Sheet foam Molded pulp Loose-fill Air pillows Loose-fill Random Air pillows Bubble systems Bubble wrap Adhesive protective film Paper - based packaging is the only protective packaging product that can be used across all random “in - the - box” applications Paper / pulp Bubble Air pillows Foam Loose - fill / other Ranpak’s focus 20

21 Fiber is the preferred solution … Ranpak’s fiber - based solution is winning in the marketplace Source: Company management, industry research. Fiber Airbags Foam Bubble wrap Loose fill (peanuts) Main application  Cushioning  Void - fill  Wrapping  Void - fill  Cushioning  Insulating  Wrapping  Cushioning  Void - fill Total cost savings Speed / throughput Effectiveness Sustainability Raw material cost stability Customers want it… “ If you look at the millennials, they are the first generation now who are willing consciously to spend more for better quality, for sustainability, for traceability . I think there is a change . ” Peter Brabeck - Letmathe , Chairman of Nestlé “ Although a product's essential content and use are more strongly emphasized by consumers, earth - friendly packaging may be a first step for manufacturers in creating a more environmentally responsible halo for its products . ” PackWorld.com

22 Paper packaging, the sustainable solution for in - the - box protection Sustainable Sourcing Sustainable Resources x 85% of Ranpak’s paper packaging in the US consists of either entirely or partially recycled content x Significant cost savings via reduced packing time and materials Ranpak works exclusively with Sustainable Forest Initiative (SFI) or Forest Stewardship Council (FSC) certified mills to ensure responsible sourcing and forestry practices 9 out of 10 consumers would choose paper - based packaging over other packaging materials due to the ease of recycling 100% Biodegradable 100% Renewable 100% Recyclable Since 1972, Ranpak has become the expert in the paper packaging industry, delivering the highest quality of protective packaging while preserving a commitment to sustainability Did you know? x 32% of all plastic packaging made ends up in nature every year x Continuing current practices, there will be more plastic than fish in the ocean by 2050 x Less than half of all purchased plastic bottles are collected for recycling ~14% COLLECTED FOR RECYCLING ~70% RECYCLED TODAY Plastic packaging Paper Source: The New Plastics Economy, Ellen MacArthur foundation, 2017.

23 Growth Opportunities

24 Compelling building blocks for targeted growth 4.5% - 6.5% 10.0% e-Commerce Auto aftermarket IT/Electronics Machinery Home goods Other Initiatives Ranpak base growth M&A and global focus on sustainability  Wrapping (Geami)  Geographic expansion − Asia − E. Europe − C. / S. America  Cold chain / thermal  Automation ( e3neo) Potential growth tailwinds Target base growth 1% - 3% 7% - 10%+  Vehicle aging  Consumer demand for performance and aesthetic customization  Innovative products ( IoT / voice activated devices)  Rising household incomes  Expanding global middle class Long - term target  Increased industrial production  Increased prevalence of outsourcing specialized manufacturing while maintaining internal assembly  Demographic tailwinds of millennials entering household formation phase  Rising interest in homeownership 35% 10% 8% 7% 6% % of sales Source: Management estimates. 34% Estimated growth ~15% GDP+ GDP+ GDP+ GDP+ 2% - 3%

$0 $1,000 $2,000 $3,000 $4,000 $5,000 2014 2015 2016 2017 2018E 2019E 2020E 2021E e3neo acquisition  Acquired in March 2017  Expands automation capabilities and machine product offering − High demand in e - Commerce  Allows Ranpak to cross - sell and penetrate new customers − Now better positioned to capitalize on e - Commerce tailwinds  Offers critical solutions for customers with high volume fulfilment needs Automation capability 3.3 3.5 3.7 4.0 4.5 5.2 5.7 6.2 2011 2012 2013 2014 2015 2016 2017 2018 25 "Green" passive cold - chain (1) Compelling e - Commerce and automation tailwinds Number of shipped packages is growing  Well - positioned for growth given expected adoption of cold chain box in grocery delivery services − Penetration of e - Commerce − Growing influence of millennial consumers − Continued urbanization across all major geographies  Ranpak offers a 100% paper - based, on - demand cold - chain insulating packaging solution Online grocery store sales (cold - chain) - Explosive growth potential! Growing global projected e - Commerce sales Source: USPS, Industry research, and Statista (1) Contains no electrical parts, relies on insulation technologies to protect products and maintain temperature. (packages in billions) Ranpak capabilities ($b) Protective solutions industry is growing 0% 1% 2% 3% 4% 5% 6% $0 $10 $20 $30 $40 $50 $60 $70 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18E '19E '20E '21E Market size (billions) Penetration Ranpak is strategically capitalizing on growth trends in product protection Ranpak recently launched a passive cold - chain solution – 100% paper - based, on - demand insulating pads to protect packages from temperature deviations Historical USPS packaging volume

Focus on areas with: higher labor costs, internet penetration, IP protection, industrial growth Aggressively pursue growth in China and India, especially related to e - Commerce Leverage relationships with existing multi - national customers Partner with local distributors and end use customers to create a strategic presence 26 Priority growth opportunities APAC Ranpak’s APAC business currently represents only 5% of overall company Longer term Near term  Sales offices located in Japan, China and Singapore  Recently reorganized sales personnel and distribution network in China  Given the market size, APAC has the potential to become a substantial part of the portfolio Wrapping Paper - based systems led by Geami & WrapPak are compelling alternatives to plastic bubble wraps Global bubble wrap market $2.6bn NA $0.8bn Geami marketing Source: Industry research, Statista, and Pitney Bowes Presentation Perfect in - the - box presentation enhances the customer unboxing experience Time savings Pads are created at high speed with minimal reloading necessary Cost effective Less material is needed to provide optimal protection EMEA $0.8bn APAC $1.1bn vs. Ranpak’s 2018 total wrapping sales of $19m 40 12 10 China USA Japan Parcels (in b) Parcel Shipping Business is Booming Worldwide (2017)

27 Value creation levers and growth opportunities Retail Distribution for Wrapping Enhance Performance through Technology Throughput, machine placement, and servicing Enhanced Branding and Consumer Outreach Cold Chain / Thermal Substantial opportunity in growing grocery, meal kits, and pharma Automation Further develop strategic relationship with the customer and become a broader solution provider Ecofriendly Adjacencies

28 Financial Overview

($ in mm, except per share values) Shares outstanding (mm) (2) 47.0 Share price (3) $8.98 Equity value $422 Net debt (4) 531 Enterprise value $953 Transaction and leverage multiples EV / '19E Adj. EBITDA ($95) 10.0x Net debt ($531) / '19E Adj. EBITDA ($95) 5.6x 29 Capitalization (1) Adjusted EBITDA is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, the most directly comparable US GAAP measure (2) Excludes 2.9 million shares held by sponsor and released at $15.00, 3.8 million Class B shares held by anchor investors and released at $12.50 and 157.5 thousand shares are held by BSOF and released at $12.25. (3) Share price as of June 24, 2019 (4) Net debt shown reflects $539 million of term loan drawn and $8 million of cash on the balance sheet at close Capitalization Credit Facility Detail  5 year Revolving credit facility of $45 million (undrawn)  7 year First Lien Term Loan at L + 4.00% (steps down to L + 3.75% at <5.0x)  $539 million term loan outstanding includes euro tranche of €140mm  Entered into deal contingent interest rate swap on $200mm USD 29  Delever through organic growth and debt paydown to achieve steady - state leverage target of 3.0x – 3.5x Adjusted EBITDA (1) Deleveraging Key Areas of Focus  Evaluating alternatives to reduce warrants outstanding and improve liquidity for shareholders – Authorized to repurchase up to $10 million of warrants Simplify equity capitalization Ranpak completed its Business Combination with One Madison Corp. on June 3 rd to become the only publicly traded pure - play provider of environmentally friendly product protection solutions (1)

Capex in constant currency (3) Free cash flow (4) % Growth (constant currency) - 3% 7% (1%) 11% 30 Financial summary Source: Company management. Figures shown for historical periods derived from GAAP financial statements. (1) Adjusted net sales is a non - GAAP measure, consisting of net sales presented on a constant currency basis for the periods present ed and excluding the impact of certain additional specified items. Based on constant currency at € / $ 1.15. 2015 to 2017 results are pro forma for the e3neo acquisition. (2) Adjusted EBITDA is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income. Pro forma Adj. EBITDA is pro forma for estimated public company costs in each period, additional management hire, and the acquisition of e3neo. Based on constant currency at € / $ 1.15 (3) Constant currency capex is a non - GAAP measure, consisting of capex presented on a constant currency basis for the periods presen ted. Refer to the Appendix to this presentation for a description of the basis of presentation. FY15 split between maintenance and growth capex is assumed based on FY - 16 - FY18 (4) Free cash flow and free cash flow conversion (FCF Conversion) are non - GAAP measures. FCF is defined as Pro Forma Adj. EBITDA - Maintenance Capex and FCF Conversion defined as Pro Forma Adj. EBITDA - Maintenance Capex / Pro Forma Adj. EBITDA. Adj. Net Sales (1) Pro Forma Adj. EBITDA (1)(2) $218 $233 $246 $264 $289 7% 6% 7% 9% 2015A 2016A 2017A 2018A 2019E Revenue Revenue Growth $78 $80 $86 $85 $95 36% 34% 35% 32% 33% 2015A 2016A 2017A 2018A 2019E Adj. EBITDA Adj. EBITDA Margin $9 $12 $11 $10 $13 $11 $14 $15 $13 $14 $1 $2 $1 $1 2015A 2016A 2017A 2018A 2019E Growth Capex Maintenance Capex One-Time Capex $20 $26 $28 $25 $28 Maintenance Cape x (% sales) 5% 6% 6% 5% 5% Free cash flow conversion (total capex) 74% 68% 68% 71% 71% $67 $66 $71 $72 $81 86% 83% 82% 84% 85% 2015A 2016A 2017A 2018A 2019E Free Cash Flow Free Cash Flow Conversion ($ in millions, unless otherwise noted) (4)

31 Ranpak has started off strong in 2019 Note: Figures based on Unaudited Preliminary internal company financial statements. Based on constant currency at € / $ 1.15. (1) Constant currency net sales is a non - GAAP measure, consisting of net sales presented on a constant currency basis for the period s presented. Refer to the Appendix to this presentation for a description of the basis of presentation and a reconciliation o f constant currency net sales to net sales, the most directly comparable US GAAP measure (2) Constant currency gross profit is a non - GAAP measure, consisting of gross profit presented on a constant currency basis for the periods presented. Refer to the Appendix to this presentation for a description of the basis of presentation and a reconcilia tio n of constant currency gross profit to gross profit, the most directly comparable US GAAP measure (3) Adjusted EBITDA is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income. Pro forma Adj. EBITDA is pro forma for estimated public company costs in each period, additional management hire, and the acquisition of e3neo. Based on constant currency at € / $ 1.15. Adjusted EBITDA is earnings before interest expense, income taxes, depreciation and amortization plus other non - core and non - cas h adjustments including recruiting fees and non - recurring professional fees. Pro forma Adjusted EBITDA is Adjusted EBITDA plus adjustments for one time expenses related to e 3ne o revenue recognition changes and includes estimated public company costs and additions to the management team. (4) Added following the close of the transaction with One Madison Corp Net sales in constant currency (1) Systems installed base +12% (machines in thousands) ($ in millions) 91.6 98.5 Q1'18 Q1'19 $59.5 $66.5 Q1'18 Q1'19  Drivers of growth − Top - line driven by strong growth in Cushioning and Wrapping as well as growth in Void - Fill − Investing in the business and accelerated R&D by ~100% year over year in response to near - term growth opportunities  New senior positions added since 2Q’18 − Managing Director of Americas, Global Director of e - Commerce, Head of Growth Strategies and Sustainability (4) , Head of Business Development (4)  Hired new VP of Global Marketing & Product Development PF adj. EBITDA (3) Gross profit in constant currency (2) +8% ($ in millions) ($ in millions) $25.9 $28.3 Q1'18 Q1'19 $18.1 $19.4 Q1'18 Q1'19 +9% +8%

32 Ranpak is a best - in - class asset with superior financial metrics Sales growth Adj. EBITDA margin (2) Return on tangible assets (4) (8%) 4% 7% (1%) 0% 3% 4% 4% 5% 2% 2% 4% 5% 9% Logistics #3 Logistics #2 Logistics #1 Industrial automation #6 Industrial automation #5 Industrial automation #4 Industrial automation #3 Industrial automation #2 Industrial automation #1 Packaging #4 Packaging #3 Packaging #2 Packaging #1 Ranpak 7% 8% 10% 28% 28% 23% 27% 29% 22% 17% 19% 21% 20% 33% 6% 6% 9% 26% 25% 21% 25% 23% 21% 12% 16% 13% 13% 23% 27% Packaging peers Logistics peers Industrial automation peers (2018A – 2019E) (2019E) (2019E) Source: Company information, FactSet consensus estimates for peers as of 6/19/19. (1) Represents organic sales growth. (2) Adjusted EBITDA is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income for Ranpak (3) Adj. EBITDA less capex. (3) After tax adj. EBITA divided by tangible assets. FCF margin (3) 25% 12% 19% 33% 33% 23% 34% 35% 28% 9% 12% 10% 13% 33% (1) (1) (2018A) (1) Note: Packaging peers include Aptar , Ball, CCL and Sealed Air. Industrial automation peers include Graco , IDEX, ITW, Middleby , Nordson and Rockwell Automation. Logistics peers include CH Robinson, Expeditors and Kuehne + Nagel. (1)

33 Superior top - line growth and profitability Source: FactSet, market data as of 6/19/2019. Note: Sales growth shown on organic basis. (1) Adjusted EBITDA is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income for Ranpak Sales Growth and EBITDA margin Sales Growth 2018A - 2019E EBITDA Margin 2019E Maintains leading margins with strong growth Ranpak Packaging #4 Packaging #3 Packaging #1 Packaging #2 Industrial automation #6 Industrial automation #4 Industrial automation #3 Industrial automation #5 Industrial automation #1 Industrial automation #2 Logistics #2 Logistics #1 4% 9% 14% 19% 24% 29% 34% (1%) 1% 3% 5% 7% 9% 11% Note: Packaging peers include Aptar , Ball, CCL and Sealed Air. Industrial automation peers include Graco, IDEX, ITW, Middleby , Nordson and Rockwell Automation. Logistics peers include CH Robinson, Expeditors and Kuehne + Nagel. (1)

34 Recurring sales from consumables made Ranpak recession resistant in 2008 / 2009 Source: Company management. Note: All figures based on constant currency at € / $ 1.15. Figures based on internal company financial statements (1) Adjusted EBITDA is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income (2) Unbleached Kraft Paper 30lb, $ per Ton. (3) Free cash flow is a non - GAAP measure. Free Cash Flow calculated as Adj. EBITDA – Total CapEx . Lower CapEx Stable Adj. EBITDA in 2009 Recession (1) Modest Sales Decline in 2009 Recession Growth in Free Cash Flow (3) Down 9% +380 BPS Kraft Paper (2) 2008 – 2009 Price: (3%) ($ in millions) ($ in millions) ($ in millions) ($ in millions) $61 $61 38.4% 42.2% 2008A 2009A EBITDA % of Revenue $158 $144 2008A 2009A Revenue $50 $55 31.6% 38.4% 2008A 2009A FCF % of Revenue $11 $5 6.8% 3.8% 2008A 2009A CapEx % of Revenue Down 49% +680 BPS Ranpak can immediately lower its growth capex in response to economic downturns Short lead time for machine assembly provides valuable optionality to maintain cash flow profile

35 Investment highlights (1) Adj EBITDA is a non - GAAP metric. FCF Conversion defined as Adj. EBITDA - Maintenance Capex / Adj. EBITDA. x Long - term sales growth – 7.3% 2015A to 2019E CAGR x e - Commerce led growth – 30%+ e - Commerce exposure x Industry - leading EBITDA margin – 32% 2018A Adjusted EBITDA Margin x High cash flow conversion – 84% 2018A FCF conversion (1) x High customer retention rates – 31,000+ installed base of customers x Asset - light distribution model underpins resilience – stable Adj. EBITDA 2008 to 2009 x Razor - razorblade business model – customers buy Ranpak consumables exclusively x Attractive unit economics – ~15 months payback period on machine investment Financial highlights Incremental upside Outsized market tailwinds Geographic expansion Next generation innovation Fiber gaining share from plastic Thermal/cold chain innovation M&A

36 Appendix

37 Board of Directors Industry and functional expertise to drive growth at Ranpak  Managing Director, Blue Strat Advisors  Previous roles − Chief Information Officer for the National Basketball Association (NBA) − Senior Vice President, Application Development for Viacom, MTVN, Showtime Networks, Inc. − Principal, Booz Allen & Hamilton  Advisory Roles: Littlejohn & Co., RSG Media  Board of Directors: METACORTEX AI (Non - executive Chairman)  Previous roles − Chief Customer Officer and Chief Merchandising Officer for Lowe’s Companies − Head of Business Unit Americas and Executive Vice President at Husqvarna AB − General Manager within appliance division of General Electric − Board of Directors of Johnson C. Smith University  Global Chief Retail Officer and President of US Retail Markets for Catalina  Previous roles − Chief Operating Officer of Acosta, Inc − Executive Vice President of US Sales and Foodservice of Kraft Foods Group − President of US Retail Sales and Foodservice of Kraft Foods Group  Previous roles − Chief Executive Officer of CytoSport , Inc (makers of Muscle Milk) − Executive Vice President and President of North America of Pepsi Bottling Group (21 years in North America Pepsi System)  Advisory Roles: TSG Consumer Partners and Wind Point Partners  Board of Directors: Gehl Foods (Chairman), Exal Corp, Fresh Pet, Arctic Glacier  Chairman and CEO of One Madison Group LLC (sponsor of One Madison Corporation)  Previous roles − CEO and President of HRG Group − Managing Director and Head of Global Strategy of Harbinger Capital Partners − Co - Head of Goldman Sachs Hedge Fund Strategies − Goldman Sachs Investment Banking Omar Asali Executive Chairman Michael Jones Vice Chairman Robert King Tom Corley Michael Gliedman  Chief Investment Officer, JS Capital Management, LLC  Previous roles − Former member of Investment Team at Soros Fund Management − Former Vice President of Goldman Sachs Hedge Fund Strategies  Board of Directors: Ezetap , Nivo  Investment Committee of the United States Tennis Association  Founder and General Partner, Boulevard Capital Management  Previous roles: − Former Senior Analyst at Cantillon Capital − Former Principal at RRE Ventures − Former Research Associate at Fidelity Management & Research Co  Advisory Board of Socal Food Allergy Institute Salil Seshadri Alicia Tranen  Previous roles − President and Chief Executive Officer of Ranpak Corp − Senior Vice President and Chief Financial Officer of Ranpak Corp − Vice President, Finance of LDI Corporation − Board of Directors of Ranpak Steve Kovach

William Drew Head of Business Development < 1 year Bharani Bobba Head of Growth Strategies < 1 year 38 Ranpak’s experienced and proven management team (1) Jean - Yves Sia founded e3neo and has been with Ranpak since 2017 acquisition. Eric Laurensse Managing Director Europe 9 years  Momentive  General Electric  Tetra Pak  Alfa Laval  Mondi  Greatview Antonio Grassotti Managing Director APAC 2 Years Jean - Yves Sia Managing Director e3neo 2 Years (1)  Savoye  General Electric  Olivetti  Hewlett - Packard Michele Smolin VP – General Counsel < 1 year  Collins & Scanlon L.L.P.  Nottingham Spirk  Cliffs Natural Resources  Avery Dennison Label and Packaging Materials  Honeywell  3M Bret Haldin VP Global Marketing and Product Development < 1 year Joshua Gunn Global Director of e - Commerce < 1 year  KitchenAid  Dyson  Nite Ize  Stanley Black & Decker Mark Borseth President & CEO 4 Years  Over 30 years of industry experience  3M: VP of Global Business Process; President & MD 3M Canada; Treasurer; Controller – Healthcare Markets Bert Cals Director of Business Development, Europe 15 years  DSM Larry Thomas Managing Director Americas 1 Year  Toyota Tsusho  Air Products  DOW  Eaton  Accenture Trent Meyerhoffer SVP & CFO <1 Year  One Madison Group  HRG Group  Harbinger Capital Partners  Deutsche Bank  One Madison Group  Genpact  Baseline Partners  Merrill Lynch

Annual Quarterly $000 FY15 FY16 FY17 FY18 Q1   ’18 Q1’19 Net sales Reported net sales $210,982 $224,708 $244,092 $267,860 $61,607 $66,083 Constant currency adjustment 3,556 4,399 2,119 (3,120) (2,084) 465 Constant currency net sales(3) $214,538 $229,107 $246,211 $264,740 $59,523 $66,548 Pro forma e3neo 3,159 4,087 68 (406) (406) - Adjusted net sales(3) $217,697 $233,194 $246,279 $264,334 $59,118 $66,548 Gross profit Reported cost of sales $34,770 $37,939 Constant currency adjustment (1,130) 282 Gross profit at constant currency (3) $25,883 $28,327 Pro forma Adjusted EBITDA Net Loss ($69,128) ($10,762) $27,662 ($8,655) ($6,781) ($3,371) Depreciation & amortization 115,096 59,127 61,072 64,451 16,294 16,134 Interest expense 37,380 33,985 30,690 30,945 7,091 8,101 Income tax benefit (568) (3,483) (41,376) (7,074) (1,311) (606) Unrealized (gain) / loss on translation (10,991) (3,181) 14,209 (4,210) 2,998 (2,125) Constant currency adjustment at 1.15 1,397 1,646 759 (1,074) (710) 144 Non-cash impairment losses 1,460 1,033 1,082 1,829 296 153 M&A, restructuring and severance 2,114 343 1,584 7,509 1 839 Legal settlement income - - (10,740) - - - PE sponsor costs 1,189 1,453 1,971 1,617 400 518 Other non-core and non-cash adjustments 2,437 2,105 1,558 2,703 641 367 Adjusted EBITDA (3) $80,386 $82,267 $88,471 $88,041 $18,919 $20,153 Pro forma e3neo 219 386 (197) (122) (122)- Pro forma public company costs (2,500) (2,500) (2,604) (2,914) (729) (729) Pro forma Adjusted EBITDA (3) $78,105 $80,154 $85,671 $85,005 $18,069 $19,425 Pro forma Adj. EBITDA margin 35.9% 34.4% 34.8% 32.2% 30.6% 29.2% Adjusted maintenance capital expenditures (11,145) (13,820) (15,103) (13,403) Free cash flow (3) $66,960 $66,334 $70,568 $71,601 Free cash flow conversion 85.7% 82.8% 82.4% 84.2% 39 Non GAAP metric reconciliation Note: 2016 – 2018 financials derived from audited financial statements of Rack Holdings Inc. included in the Registration Statem ent on Form S - 4, as amended, filed by One Madison with the SEC on April 23, 2019. (1) 2015 financial statement data of Rack Holdings Inc. included herein have been derived from the financial statements of Rack Hol dings Inc. that were prepared in accordance with US GAAP. However, such financial statements have not been audited in accordance with the US PCAOB auditing standards applicable to public companies and are not included in th e R egistration Statement on Form S - 4 (2) Represent preliminary unaudited financials. (3) Financial metrics of the Company presented on a constant currency basis, including net sales, gross profits, and Adjusted EBI TDA on a constant currency basis. Constant currency figures are computed by restating the results of the period using the average foreign exchange rates used for the prior 12 month period. The average foreign exchange rate used by th e Company for the three months ended March 31, 2019 and 2018 was $1.15:€1.00. (1) (2) (2)